AMENDMENT NUMBER TWO TO BUSINESS LOAN AGREEMENT

THIS AMENDMENT NUMBER TWO TO BUSINESS LOAN AGREEMENT (this “Amendment”), dated as of July 29, 2020, is entered into among PACIFIC WESTERN BANK, a California state-chartered bank (“Lender”), and OFS CAPITAL CORPORATION, a Delaware corporation (“Borrower”), in light of the following facts:
RECITALS
WHEREAS, Borrower and Lender have previously entered into that certain Business Loan Agreement, dated April 10, 2019 (as amended to the date hereof, the “Loan Agreement”); and
WHEREAS, Lender and Borrower have agreed to amend the Loan Agreement to reduce the maximum principal cap on the revolving line of credit provided thereunder, on the terms and conditions set forth herein.
NOW, THEREFORE, the parties agree as follows:
1.DEFINITIONS. All terms which are defined in the Loan Agreement shall have the same definition when used herein unless a different definition is ascribed to such term under this Amendment, in which case, the definition contained herein shall govern.

2.AMENDMENT TO LOAN AGREEMENT. The Loan Agreement is hereby amended as follows:
(a)All references in the Loan Agreement, Note and other Related Documents to the $100,000,000 maximum principal cap on the revolving line of credit provided thereunder is hereby changed to and shall be $50,000,000, which shall continue to be subject to the other limitations and terms and conditions set forth therein.

(b)The following provision on page 1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Unused Commitment Fee. Any unused portion of the $50,000,000.00 commitment, in an amount over $15,000,000.00, shall be subject to a monthly fee of 0.50% (one-half percentage point per annum).”

3.CONDITIONS PRECEDENT. Each of the following is a condition precedent to the effectiveness of this Amendment:

(a)Lender shall have received a fully executed original of this Amendment, together with the Guarantor Reaffirmation attached; and

(b)Lender shall have received all legal fees incurred by it in connection with this Amendment.

4.REPRESENTATIONS AND WARRANTIES. Borrower hereby affirms to Lender that all representations and warranties of Borrower set forth in the Loan Agreement are true, complete and accurate as of the date hereof.

5.LIMITED EFFECT. Except for the specific amendment contained in this Amendment, the Loan Agreement shall remain unchanged and in full force and effect.

6.COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment shall become effective upon the execution of this Amendment by each of the parties hereto.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOWS]

IN WITNESS WHEREOF, Borrower and Lender have executed this Amendment as of the date first written above.

OFS CAPITAL CORPORATION, a Delaware corporation, as Borrower

By:	/s/ Jeffrey A. Cerny
Jeffrey A. Cerny, CFO

PACIFIC WESTERN BANK

By:	/s/ Todd Savitz
Todd Savitz, Senior Vice President

GUARANTOR’S REAFFIRMATION
The undersigned has executed a Commercial Guaranty dated April 10, 2019 in favor of PACIFIC WESTERN BANK ("Lender") respecting the obligations of OFS CAPITAL CORPORATION ("Borrower"), owing to Lender (the “Guaranty”). The undersigned acknowledges the terms of the above Amendment and reaffirms and agrees that: its Guaranty remains in full force and effect; nothing in such Guaranty obligates Lender to notify the undersigned of any changes in the financial accommodations made available to Borrower or to seek reaffirmations of such Guaranty; and no requirement to so notify the undersigned or to seek reaffirmations in the future shall be implied by the execution of this reaffirmation; references to the "Loan Agreement" in such Guaranty include amendments and restatements from time to time to and of such agreement, including the amendments being made concurrently herewith.

Dated as of July 29, 2020
OFSCC-MB, INC, a Delaware corporation, as Guarantor

	By:	/s/ Jeffrey A. Cerny
Jeffrey A. Cerny, CFO